EXHIBIT 13.1

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

        In connection with the Annual Report on Form 20-F of Retalix Ltd. (the “Company”) for the period ended December 31, 2005 (the “Report”), I, Barry Shaked, Chief Executive Officer and Chairman of the Board of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

    1.        the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    2.        the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 21, 2006

/s/ Barry Shaked —————————————— Barry Shaked Chief Executive Officer